Confidential Materials Omitted – To be filed separately with the
Securities and Exchange Commission upon request. Double asterisks denote omissions.
Exhibit 10.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE OF PAGES
			1	2
2. AMENDMENT/MODIFICATION NO. P00017	3. EFFECTIVE DATE 06/13/2019	4. REQUISITION/PURCHASE REQ NO. OS242076	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6) CODE	ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201		US DEPT OF HEALTH & HUMAN SERVICES ASST SEC OF PREPAREDNESS & RESPONSE ACQ MANAGEMENT, CONTRACTS, & GRANTS O’NEILL HOUSE OFFICE BUILDING Washington DC 20515
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		(x)	9A. AMENDMENT OF SOLICITATION NO.
EMERGENT BIODEFENSE OPERATIONS LANSING LLC 330303 Attn: DIANA EMERGENT BIODEFENSE OPERATIONS LANS 3500 N MARTIN LUTHER KING JR BLVD LANSING MI 489062933
9B. DATED (SEE ITEM 11)

		x	10A. MODIFICATION OF CONTRACT/ORDER NO.
HHSD200201792634C
10B. DATED (SEE ITEM 13)
CODE 330303	FACILITY CODE		12/08/2016
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
 The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended, is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or

(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) Net Increase: $27,927,000.00 See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.217-7 Option for Increased Quantity – Separately Priced Line Item
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor is not, is required to sign this document and return ____1____ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: [**]
DUNS Number: [**]
The purpose of this modification is to:

1. Order an increased quantity of [**] doses of BioThrax [**] year product at a unit price of $[**] per dose for a total cost of $27,927,000.00.

2. Accordingly, total contract value is hereby increased from $492,321,363.90 by $27,927,000.00 to read $520,248,368.90.

3. This modification supersedes the Authorization to Proceed dated June 13, 2019. Continued…

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) Michael Mann, Sr. Manager Comm. Ops.		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Natasha Y. Rowland
15B. CONTRACTOR/OFFEROR /s/ J. Michael Mann II (Signature of person authorized to sign)	15C. DATE SIGNED 9 Jul 19	16B. UNITED STATES OF AMERICA By /s/ Natasha Y. Rowland (Signature of Contracting Officer)	16C. DATE SIGNED 7/9/2019

NSN 7540-01-152-8070    STANDARD FORM 30 (Rev. 10-83)
Previous edition unusable    Sponsored by GSA
FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSD200201792634C/P00017			PAGE OF
				2	2
NAME OF OFFEROR OR CONTRACTOR EMERGENT BIODEFENSE OPERATIONS LANSING LLC 330303
ITEM No. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
3
4.     No further changes.
Delivery Location Code: HHS
HHS
200 Independence Avenue, SW
Washington DC 20201 US

FOB: Origin
Period of Performance: [**] to [**]

Change Item 3 to read as follows (amount shown is the obligated amount):

Optional Line Item 0003
BioThrax [**] product
Expiry dating upon date of delivery:
No less than [**] Months and no more than [**] months for [**]-year product at a unit price of [**]

Quantity: [**]
Unit Price: [**]
Total Value: $27,927,000.00

Total dollar value ordered under Item 3 is increased by $27,927,000.00 from $[**] to $[**].

Delivery Address: Contractor’s Facility

Delivery is estimated to occur by NLT [**]

Amount: $[**]
Accounting Info:
[**] Appr. Yr.: 2019 CAN: [**]
Object Class: 26402
Funded: $0.00

Amount: $[**]
Accounting Info:
[**] Appr. Yr.: 2019 CAN: [**]
Object Class: 26402
Funded: $0.00

Amount: $27,927,000.00
Accounting Info:
[**] Appr. Yr.: 2019 CAN: 199SNS1
Object Class: 26402
Funded: $27,927,000.00

					$27,927,000.00
NSN 7540-01-152-8067    OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110